Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	NOTE 11—SUBSEQUENT EVENTS On November 5, 2012, the Company liquidated all of its price derivatives for proceeds of $0.60 million.

NOTE 14: SUBSEQUENT EVENTS

On March 19, 2012, the Company entered into agreements with its existing convertible debenture holders to extend the amount of its debenture debt by up to an additional $5.0 million. Proceeds resulting from the increase in the debentures will be used principally for the development of certain of the Company's proved undeveloped properties, and other undeveloped leases currently targeted by the Company for exploration, as well as for other working capital purposes. Any new producing properties that are developed from the proceeds of this offering will be pledged as collateral to secure the expanded debt.

The initial closing related to these agreements will be in the amount of $1.5 million and is expected to occur prior to March 23, 2012. On or before September 15, 2012, convertible debenture holders may elect to purchase up to an additional $3.5 million in additional debentures. All terms of the expansion convertible debentures are substantively identical to the existing convertible debentures (see Note 7).